EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of Community Bankshares, Inc. and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints Hugo S. Sims, Jr. and William W. Traynham, and each of them acting individually, its and his true and lawful attorneys, with power to act without the other and with full power of substitution, to execute, deliver and file in its or his name and on its or his behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of 300,000 shares of common stock of Community Bankshares, Inc. to be offered pursuant to the Community Bankshares, Inc. Dividend Reinvestment Plan, and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; and each of Community Bankshares, Inc. and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Community Bankshares, Inc. might or could do, and as each of said Officers and Directors might or could do personally in his capacity or capacities as aforesaid, and each of Community Bankshares, Inc. and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its or his signatures as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.




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         IN WITNESS WHEREOF, Community Bankshares, Inc. has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his hand, on the dates indicated below.

                           COMMUNITY BANKSHARES, INC.

                               s/Hugo S. Sims, Jr.
Date: October 21, 1996     By:
                                Hugo S. Sims, Jr.
                           Its Chief Executive Officer

Signature                         Title                            Date


s/E. J. Ayers, Jr.
                                  Director                    October 21, 1996
(E. J. Ayers, Jr.)

/s/ Alvis J. Bynum                Director                    October 21, 1996

(Alvis J. Bynum)

/s/ Martha Rose C. Carson         Director                    October 21, 1996

(Martha Rose C. Carson)

/s/ Anna O. Dantzler              Director                    October 21, 1996

(Anna O. Dantzler)

/s/ J. M. Guthrie                 Director                    October 21, 1996

(J. M. Guthrie)

/s/ Phil P. Leventis              Director                    October 21, 1996

(Phil P. Leventis)

/s/ William H. Nock, III          Director                    October 21, 1996

(William H. Nock, III)


s/Samuel F. Reid, Jr.
                                  Director                    October 21, 1996
(Samuel F. Reid, Jr.)


s/Hugo S. Sims, Jr.
                                  Chief Executive Officer
(Hugo S. Sims, Jr.)               and Director                October 21, 1996


s/William W. Traynham
                                  Chief Financial Officer,
(William W. Traynham)             President and Director      October 21, 1996



                                  Director
(J. Otto Warren, Jr.)


s/Michael A. Wolfe
                                  Director                    October 21, 1996
(Michael A. Wolfe)


s/Russell S. Wolfe, II
                                  Director                    October 21, 1996
(Russell S. Wolfe, II)